Pilgrim's Pride Corporation

Financial Results for
Fourth Quarter and Fiscal Year Ended
December 26, 2010

February 11, 2011

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 64% of the company's common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Fourth Quarter and Fiscal Year Review

- Net income rose 24% to $41.8 million, or $0.20 per diluted, vs. net income of $33.6 million, or $0.44 per diluted share for the comparable quarter a year earlier.
  - Sales increased 13% on improved demand
  - Volume rose in both retail and foodservice segments, with double-digit increases in some parts of foodservice
  - Gross margins improved across all segments vs. year-ago period
  - Mexico sales rose 36% and volume grew 8%, capping off an impressive year
- Adjusted EBITDA was $124.8 million, up more than 92% vs. a year ago
- Industry fundamentals during the quarter:
  - Feed ingredient prices were sharply higher for the fourth quarter, with average corn rising 45% and soybean meal climbing 10% vs. year ago
  - Commodity chicken prices generally improved during the fourth quarter vs. the same time a year ago
  - Supplies remained tight during the quarter, however production continues to increase
- For the year, reported a net income of $87.1 million, or $0.41 per diluted share vs. net income of $110.8 million, or $1.44 per diluted share for the comparable 12-month period the previous year. Weighted average shares outstanding in 2010 were 214.3 million shares vs. 78.9 million shares in 2009.

Pilgrim's

Earnings Per Share

	Three Months Ended		Twelve Months Ended	
	12/26/2010	12/27/2009	12/26/2010	12/27/2009
Net income (loss)	$ 41.8	$ 33.6	$ 87.1	$ 110.8
Net income (loss) per common share - basic:				
Net income (loss) attributable to Pilgrim's Pride Corporation common stockholders	$ 0.20	$ 0.45	$ 0.41	$ 1.49
Net income (loss) per common share - diluted:				
Net income (loss) attributable to Pilgrim's Pride Corporation common stockholders	$ 0.20	$ 0.44	$ 0.41	$ 1.44
Weighted average shares outstanding:				
Basic	214,282	74,374	214,282	74,136
Diluted	214,282	77,141	214,282	76,888

Pilgrim's

Results of Operations

($ in millions)

	Three Months Ended			Twelve Months Ended		
	12/26/2010	12/27/2009	% Change	12/26/2010	12/27/2009	% Change
Net sales to customers						
United States	$ 1,629.3	$ 1,466.7	11.1%	$ 6,237.0	$ 6,304.6	-1.1%
Mexico	182.0	136.0	35.8%	644.6	509.2	26.6%
Net sales to customers	**1,811.3**	**1,602.7**	13.0%	**6,881.6**	**6,813.8**	1.0%
Gross Profit						
United States	99.4	66.3	49.9%	367.4	425.5	-13.7%
Mexico	19.8	2.5	692.0%	93.6	50.2	86.5%
Total gross profit	**119.2**	**68.8**	73.3%	**461.0**	**475.7**	-3.1%
Operating Income						
United States	39.2	9.6	308.3%	112.1	220.2	-49.1%
Mexico	13.5	(2.0)	1106.8%	73.3	33.0	122.1%
Total operating income	**52.7**	**7.6**	593.4%	**185.4**	**253.2**	-26.8%

Commodity Pricing Overview

Breast Meat


$1.80
$1.60
$1.40
$1.20
$1.00
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Leg Quarters


$0.50
$0.40
$0.30
$0.20
$0.10
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Georgia Dock


$0.90
$0.80
$0.70
$0.60
$0.50
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Wings


$2.00
$1.70
$1.40
$1.10
$0.80
$0.50
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Source: UrnerBarry through February 10, 2011

Results from Operations

($ in millions, except per share figures)	Three Months Ended 12/26/2010	Three Months Ended 12/27/2009	% Change	Twelve Months Ended 12/26/2010	Twelve Months Ended 12/27/2009	% Change
Net Sales	$ 1,811.3	$ 1,602.7	13.0%	$ 6,881.6	$ 6,813.8	1.0%
Net Income (Loss) attributable to Pilgrim's Pride	**$ 41.8**	**$ 33.6**	**24.4%**	**$ 87.1**	**$ 110.8**	**-21.4%**
EBITDA	$ 97.7	$ 31.0	215.0%	$ 384.5	$ 375.4	2.4%
Adjusted EBITDA	**$ 124.8**	**$ 64.9**	**92.2%**	**$ 481.9**	**$ 495.4**	**-2.7%**
EBITDA Reconciliation						
Net Income (Loss) from Continuing Operations	$ 42.6	$ 33.9		$ 90.3	$ 111.0	
Add:						
Income tax (benefit) expense	(19.5)	(102.4)		(23.8)	(124.2)	
Interest expense, net	22.5	44.2		101.7	162.7	
Depreciation and amortization	55.6	56.7		231.0	232.6	
Minus:						
Amortization of capitalized financing costs	3.5	1.4		14.8	6.7	
EBITDA	**$ 97.7**	**$ 31.0**	**215.0%**	**$ 384.5**	**$ 375.4**	**2.4%**
EBITDA Margin	5.39%	1.94%		5.59%	5.51%	
Adjustments						
Add:						
Restructuring charges, net	16.1	1.5		70.3	13.5	
Reorganization items, net	-	32.7		18.5	106.8	
Loss on early extinguishment of debt	11.7	-		11.7	-	
Minus:						
Net income (loss) attributable to noncontrolling interest	0.7	0.3		3.2	0.2	
EBITDA - Adjusted	**$ 124.8**	**$ 64.9**	**92.2%**	**$ 481.9**	**$ 495.4**	**-2.7%**
EBITDA Margin - Adjusted	6.89%	4.05%		7.00%	7.27%	

Capital Expenditures


Million $
Maintenance/Other
Efficiency/Expansion
180
160
140
120
100
80
60
40
20
0
$30.5
$15.3
$15.2
3-Mo Ending 12/27/09
$70.3
$28.3
$42.0
3-Mo Ending 12/26/10
$88.2
$31.0
$57.2
FY 09
$89.6
$37.5
$52.1
LTM 12/27/09
$179.3
$64.2
$115.1
LTM 12/26/10

*The company is projecting capital expenditures of approximately $150 million in fiscal 2011.